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                                                                 Exhibit (i)(2)

                                                              February 26, 2007

North American Government Bond Fund, Inc.
40 West 57th Street, 18th Floor
New York, NY 10019

       Re:North American Government Bond Fund, Inc.
          Post-Effective Amendment No. 20
          File No. 33-53598; ICA No. 811-7292

Gentlemen:

   We hereby consent to the reference of our firm as Counsel in this Post-Effective Amendment No. 20 to Registration Statement No. 33-53598 on Form N-1A.

                                        Very truly yours,

                                        /s/ Kramer Levin Naftalis & Frankel LLP